Exhibit 10.1

                Amendment No. 2 to Receivables Purchase Agreement
                -------------------------------------------------

     AMENDMENT AGREEMENT (this "Amendment Agreement") dated as of October 20, 2003 among Lexmark Receivables Corporation (the "Seller"). CIESCO, LLC (as successor to CIESCO L.P.) ("CIESCO"), Citibank, N. A. ("Citibank"). Citicorp North America, Inc. ("CNAI"), as Agent, and Lexmark International, Inc. ("Lexmark"), as Collection Agent and Originator.

     Preliminary Statements.  (1) The Seller, CIESCO, Citibank, CNAI and Lexmark
     ----------------------
are parties to a Receivables Purchase Agreement dated as of October 22, 2001 (as amended, restated, modified or supplemented from time to time, the "Agreement";
                                                                     ---------
capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement) pursuant to which, and subject to and upon the terms and conditions of which, the Seller has acquired, and may continue to acquire, Receivables from the Originator, either by purchase or by contribution to the capital of the Seller, as determined from time to time by the Seller and the Originator. The Seller is prepared to sell Receivable Interests in the Receivables. CIESCO may, in its sole discretion, purchase such Receivable Interests, and the Banks are prepared to purchase such Receivable Interests, in each case on the terms set forth therein.

     (2) The parties hereto desire to amend certain provisions of the Agreement as set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Amendments.  Upon the effectiveness of this Amendment Agreement,
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the Agreement is hereby  amended as follows:

     1.1 The definition of "Commitment Termination Date" in Section 1.01 of the Agreement is amended by replacing the date appearing in clause (a) thereof with the date "October 18,2004".

     1.2 The definition of "Purchase Limit" in Section 1.01 of the Agreement is amended by replacing the amount "$225,000,000" with the amount "$200,000,000".

     1.3 Section 10.06 of the Agreement is amended by adding the following new subsection (c) thereto:


          (c) Notwithstanding any other provision herein, each party hereto (and each employee, representative or other agent of each party hereto) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction contemplated by this Agreement and the other Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information

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     for which  nondisclosure  is  reasonably  necessary in order to comply with applicable securities laws. The preceding sentence is intended to cause this Agreement to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the U.S. Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose.

     SECTION 2.  Effectiveness.  This Amendment Agreement shall become effective
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at such time that executed  counterparts  of this Amendment  Agreement have been delivered by each party hereto to the other party hereto.

     SECTION 3. Representations  and  Warranties.  The Seller  makes each of the
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representations and warranties contained in Section 4.01 of the Agreement (after giving effect to this Amendment Agreement). The Collection Agent makes each of the representations and warranties contained in Section 4.02 of the Agreement (after giving effect to this Amendment Agreement).

     SECTION 4.  Confirmation  of Agreement.  Each reference in the Agreement to
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"this  Agreement" or "the Agreement" shall mean the Agreement as amended by this
Amendment Agreement, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

     SECTION 5. GOVERNING LAW. THIS  AMENDMENT  AGREEMENT  SHALL BE GOVERNED BY,
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AND  CONSTRUED IN  ACCORDANCE  WITH,  THE LAWS OF THE STATE OF NEW YORK (WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

     SECTION 6.  Execution in  Counterparts.  This  Amendment  Agreement  may be
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executed  in any  number of  counterparts  and by  different  parties  hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.



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     IN WITNESS WHEREOF,  the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    LEXMARK RECEIVABLES CORPORATION


                                    By:  /s/ Bruce J. Frost
                                         ------------------
                                         Title: Assistant Treasurer


                                    CIESCO, LLC

                                    By:  Citicorp North America, Inc.,
                                         as Attorney-in-Fact



                                       By:  /s/Junette M. Earl
                                            ------------------------
                                            Title: Vice President


                                    CITICORP NORTH AMERICA, INC.,
                                    as Agent


                                    By: /s/ Junette M. Earl
                                        ----------------------------
                                        Title: Vice President


                                    CITIBANK, N.A.


                                    By:  /s/Junette M. Earl
                                         ---------------------------
                                         Title: Vice President


                                    LEXMARK INTERNATIONAL, INC.


                                    By:  /s/Richard A. Pelini
                                         ---------------------------
                                         Title: Vice President & Treasurer